UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

ARTIUS ACQUISITION INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39378	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Columbus Circle, Suite 2215 New York, NY		10019
(Address of principal executive offices)		(Zip Code)

(212) 309-7668

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-third of one redeemable warrant	AACQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	AACQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	AACQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 27, 2021, Artius Acquisition Inc. (“Artius”) issued a press release announcing, among other things, the following: (i) the effectiveness of its registration statement on Form S-4, which includes a definitive proxy statement (the “Proxy Statement”) and prospectus in connection with its previously announced business combination (“Business Combination”) with Origin Materials, Inc. (“Origin Materials”), (ii) the date of the extraordinary general meeting of Artius (the “Special Meeting”) to be held to consider and approve the Business Combination and certain related matters, (iii) the record date for the determination of shareholders eligible to receive the Proxy Statement and vote at the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

Important Additional Information about the Business Combination and Where to Find It:

In connection with the Business Combination, a registration statement on Form S-4 (the “Registration Statement”) has been declared effective by the Securities and Exchange Commission (the “SEC”), which includes a definitive proxy statement of Artius with respect to the Special Meeting. Artius’s shareholders and other interested persons are advised to read the Registration Statement and combined proxy statement/prospectus contained therein and any documents filed in connection therewith, as these materials will contain important information about Origin Materials, Artius, and the Business Combination. The Proxy Statement will be mailed to Artius’s shareholders who were holders of record as of May 19, 2021. The documents filed by Artius with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Artius may be obtained free of charge from Artius at www.artiuscapital.com/acquisition. Alternatively, these documents can be obtained free of charge from Artius upon written request to Artius Acquisition Inc., 3 Columbus Circle, Suite 2215, New York, NY 10019, or by calling 212-287-6767.

Participants in the Solicitation

Artius and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Artius, in favor of the approval of the Business Combination. For information regarding Artius’s directors and executive officers, please see Artius’s annual report on Form 10-K filed with the SEC on March 5, 2021 and as amended on May 3, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement. Free copies of these documents may be obtained as described above.

Non-Solicitation

The disclosure herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Artius, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K, and oral statements made from time to time by representatives of Artius are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Statements regarding the proposed Business Combination and expectations regarding the combined business are “forward looking statements.” In addition, words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Artius’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of Artius to complete the proposed Business Combination with Origin Materials; the risk of delays in the expected timing of the closing of the proposed Business Combination with Origin Materials; the risk that Artius shareholder approval of the proposed Business Combination is not obtained; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the amount of funds available in Artius’s trust account following any redemptions by Artius’s shareholders; changes in general economic conditions, including as a result of the COVID-19 pandemic; the outcome of litigation related to or arising out of the proposed Business Combination, or any adverse developments therein or delays or costs resulting therefrom; the ability to meet the Nasdaq’s listing standards following the consummation of the proposed Business Combination; costs related to the proposed Business Combination; those factors discussed in Artius’s annual report on Form 10-K, filed with the SEC on March 5, 2021 and as amended on May 3, 2021, under the heading “Risk Factors”; those factors discussed in the Proxy Statement under the heading “Risk Factors” and other documents of Artius filed, or to be filed, with the SEC. Artius does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.

Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press Release dated May 27, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2021

ARTIUS ACQUISITION INC.

By:	/s/ Boon Sim
Name:	Boon Sim
Title:	Chief Executive Officer